UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 26, 1999

                         CAPITAL AUTO RECEIVABLES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       333-06039          38-3082892
-------------------------------     ----------     ------------------
(State or other jurisdiction of     Commission     (I.R.S. Employer
 incorporation or organization)     File Number     Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                          19801
---------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     302-658-7581
                                                       ------------


Items 1-6.     Not Applicable.

Item 7.        Financial Statements and Exhibits.

     (a)       Not Applicable

     (b)       Not Applicable

     (c)       Exhibits

               4.1 Indenture between Capital Auto Receivables Asset Trust 1999-1 (the "Trust") and the First National Bank of Chicago, as Indenture Trustee, dated as of March 11, 1999

               4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of March 11, 1999

               99.1 Trust Sale and  Servicing  Agreement  among  General  Motors
                    Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 1999-1 as the Issuer, dated as of March 11, 1999

               99.2 Supplemental  Statement  of  Eligibility  on Form T-1 of the
                    First National Bank of Chicago as Indenture Trustee under the Indenture

               99.3 Pooling  and  Servicing   Agreement   between  Capital  Auto
                    Receivables, Inc. and General Motors Acceptance Corporation, dated as of March 11, 1999

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CAPITAL AUTO RECEIVABLES, INC.
                                       --------------------------------------
                                          (Registrant)
                                       s/  William F. Muir
                                       --------------------------------------
Dated:  March 26, 1999                 William F. Muir, Chairman of the Board
        -----------------




                                       s/  John D. Finnegan
Dated:  March 26, 1999                 --------------------------------------
        -----------------              John D. Finnegan, President and Director

                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------

4.2 Indenture between Capital Auto Receivables Asset Trust 1999-1 (the "Trust") and the First National Bank of Chicago, as Indenture Trustee, dated as of March 11, 1999

4.2                   Trust Agreement between Capital Auto
                      Receivables, Inc. (the "Seller") and Bankers
                      Trust (Delaware), as Owner Trustee, dated as of March 11, 1999

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 1999-1 as the Issurer, dated as of March 11, 1999

99.2 Supplemental Statement of Eligibility on Form T-1 of the first National Bank of Chicago as Indenture Trustee under the Indenture

99.3                  Pooling  and  Servicing  Agreement  between  Capital  Auto
                      Receivables,   Inc.   and   General    Motors   Acceptance
                      Corporation ,  dated as of March 11, 1999